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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2002

                                   CMGI, INC.

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                     000-23262               04-2921333
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification No.)

                              100 Brickstone Square
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 684-3600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Statement Under Oath of Principal Executive Officer, dated October 29, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer, dated October 29, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9. Regulation FD Disclosure.

     On October 29, 2002, CMGI, Inc. submitted to the Securities and Exchange Commission the Statements Under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Commission's Order dated June 27, 2002 (File No. 4-460). Copies of these statements are filed as exhibits to this Current Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CMGI, Inc.

                                 By: /s/ Thomas Oberdorf
                                    -----------------------------------------
Date: October 29, 2002              Thomas Oberdorf
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Statement Under Oath of Principal Executive Officer, dated October 29, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer, dated October 29, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.